Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories

NOTE 13: Inventories

Thousands of $ For the years ended December 31	2025	2024
Raw materials and consumables	6,897	3,869
Inventory related to Resolve mdx used in R&D	527	-
Less provision for obsolete inventory	(683)	-
Total Inventories	6,741	3,869

Inventories are recognized at the lower of cost or net realizable value. Inventories recognized as an expense during the year ended December 31, 2025, amounted to $12.1 million (2024: $8.4 million; 2023: $5.7 million). These were included in cost of sales.

During the year ended December 31, 2025, the Company recorded $0.7 million of inventory obsolescence charges, including a $0.2 million impairment related to inventory not expected to be used due to the obsolescence of the Select mdx test, which was recorded to cost of sales. In addition, the Company recorded $0.5 million of inventory write-offs related to the Resolve test following a change in laboratory processes that rendered certain items usable and were recorded within operating expenses.